SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2002

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of
incorporation or organization)

001-05767	54-0493875
(Commission File No.)	(I.R.S. Employer Identification No.)

9950 Mayland Drive, Richmond, Virginia 23233
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(804) 527-4000

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

The following exhibits are filed as a part of this report:

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

ITEM 9.    REGULATION FD DISCLOSURE

On October 14, 2002, Circuit City Stores, Inc.’s principal executive officer and principal financial officer signed certification statements in accordance with Securities and Exchange Commission Order No. 4-460. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.

By:	/s/ PHILIP J. DUNN
Philip J. Dunn Senior Vice President, Treasurer, Corporate Controller and Chief Accounting Officer

Date:  October 14, 2002

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EXHIBIT INDEX

Exhibit	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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